                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) July 1, 1996
                                                 ------------

                                CRIIMI MAE Inc.
                                ---------------

             (Exact name of registrant as specified in its charter)




        Maryland                     1-10360                  52-1622022
- --------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (I.R.S Employer
of incorporation)                  File Number)             Identification No.)



11200 Rockville Pike, Rockville, Maryland                         20852
- --------------------------------------------------------------------------------
(Address of principal executive office)                         (Zip code)


Registrant's telephone number including area code (301) 816-2300
                                                  --------------


- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


                                        ---
                             Exhibit Index on Page 4

Item 5. Other Events.
- ---------------------

     CRIIMI MAE Inc.(the "Company") has issued, pursuant to its registration statement on Form S-3 filed with the Securities and Exchange Commission on July 13, 1994 (Commission File Number 33-54267), as amended by Post-Effective Amendment No. 1 thereto dated February 1, 1996 (the "Registration Statement"), and as supplemented by a Prospectus Supplement thereto dated June 26, 1996 (the "Prospectus Supplement"), 75,000 shares of Series A Cumulative Convertible Preferred Stock of the Company, $.01 par value per share (the "Preferred Shares"), at an aggregate price to public of $7,500,000. The Preferred Shares were placed with a single European institutional investor pursuant to the terms of that certain Preferred Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1, and is incorporated in its entirety by reference in response to this Item 5. The Company has also acquired a put option to sell up to an additional 75,000 Preferred Shares, at a price of $100 per share, to such investor at any time prior to July 1, 1997.

     The terms and provisions of the Preferred Shares are set forth in the Articles Supplementary to the Articles of Incorporation of the Company, a copy of which is attached hereto as Exhibit 4.1 and is incorporated in its entirety by reference in response to this Item 5.

Item 7. Financial Statements, Pro Forma Financial Information and exhibits.
- ---------------------------------------------------------------------------

c) Exhibits
   --------

       4.1   Form of Articles Supplementary with respect to Preferred Shares

       4.2   Form of specimen certificate representing Preferred Shares

       10.1  Form of Preferred Stock Purchase Agreement

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CRIIMI MAE Inc.


Date:      July 1, 1996                  By: /s/ H. William Willoughby
     ---------------------                   ---------------------------------
                                                 H. William Willoughby
                                                 President

                               INDEX TO EXHIBITS

                                    FORM 8-K

Item
- ----

4.1  Form of Articles Supplementary with respect to Preferred Shares

4.2  Form of specimen certificate representing Preferred Shares

10.1 Form of Preferred Stock Purchase Agreement